UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  July 25, 2007


                               CHEMED CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                      1-8351                  31-0791746
   (State or other          (Commission File Number)      (I.R.S. Employer
    jurisdiction of                                        Identification
    incorporation)                                            Number)


     2600 Chemed Center,  255 East 5th Street,    Cincinnati, OH 45202
     (Address of principal executive offices)                (Zip Code)


               Registrant's telephone number, including area code:
                                 (513) 762-6900

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 230.425)

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under Exchange Act (17 CFR 230.425)


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Item 8.01    Other Items.

     On July 25, 2007 Chemed Corporation ("We") announced dismissal with prejudice of the qui tam action lawsuit filed in the United States District Court for the Southern District of Florida in June 2004. This lawsuit had alleged our VITAS subsidiary's failure to appropriately bill Medicare and Medicaid for hospice services in violation of the Federal False Claims Act and the State of Florida False Claims Act.



Item 9.01    Financial Statements and Exhibits.

c)     Exhibits

       (99.1) Registrant's press release dated July 25, 2007.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CHEMED CORPORATION


Dated:  July 26, 2007                   By:   /s/ Arthur V. Tucker, Jr.
       --------------                        --------------------------
                                             Arthur V. Tucker, Jr.
                                             Vice President and Controller



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